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                                                                  Exhibit 10.3

                           telecom technologies, inc.

                              AMENDED AND RESTATED
                           1998 EQUITY INCENTIVE PLAN

                        (EFFECTIVE AS OF AUGUST 20, 1999)

                                   ARTICLE ONE

                               GENERAL PROVISIONS


I.       PURPOSE OF THE PLAN

         A. This Amended and Restated 1998 Equity Incentive Plan is intended to promote the interests of TELECOM TECHNOLOGIES, INC., a Texas corporation (the "Corporation"), by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

         B. Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.      STRUCTURE OF THE PLAN

         A. The Plan will consist of three separate incentive programs based upon the Corporation's Common Stock:

            1. the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

            2. the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

            3. the Stock Appreciation Right Program under which eligible persons may, at the discretion of the Plan Administrator, be issued rights to receive in cash an amount equal to the appreciation in the value of a given number of shares of the Common Stock between two periods of time or a given number of shares of the Common Stock that are the subject of grants under the Discretionary Option Grant Program or the Stock Issuance Program.

         B. The provisions of Articles One and Five shall apply to all of the Equity Programs and shall accordingly govern the interests of all persons receiving benefits under the Plan.


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III.     ADMINISTRATION OF THE PLAN

         A. Prior to the Section 12(g) Registration Date, the Plan shall be administered by the Board.

         B. Beginning with the Section 12(g) Registration Date, the Board shall have the authority to administer the Discretionary Option Grant, the Stock Appreciation Rights and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee. Administration of the Plan with respect to all other persons eligible to participate may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons.

         C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

         D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of such Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

         E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

         F. Prior to the Section 12(g) Registration Date, the Board, in connection with the grant of any Non-Statutory Option hereunder shall be entitled in its discretion, to modify any provision hereof with respect to such grant only, and provide that as to inconsistencies between such Option and this Plan, that the written provisions of the agreement memorializing such Option shall control.

IV.      ELIGIBILITY


         A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs shall be as follows:

         1.   Employees,

         2. non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

         3. consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

         B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under


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the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares and (iii) with regard to the grant of rights under the Stock Appreciation Right Program, which eligible persons are to receive grants, the time or times when such grants are to be made, the number of shares or the number of shares subject to options to be covered by each such grant, the applicable time periods during which such rights shall vest and be exercisable (which need not necessarily be coterminous with vesting and exercise rights applicable to any underlying options or the vesting schedules applicable to any stock grants).

         C. The Plan Administrator shall have the absolute discretion either to make grants under the Discretionary Option Grant or Stock Appreciation Right Programs or to effect stock issuances in accordance with the Stock Issuance Program.

V.       STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Amended Plan shall be shares of authorized but unissued Common Stock or Common stock acquired by the Corporation following issuance thereof. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 20,000,000 shares, as adjusted pursuant to Subsection V.D. below.


         B. No person may be granted options, separately exercisable stock appreciation rights or direct stock issuances under the Plan aggregating more than 7,500,000 shares of Common Stock per calendar year beginning with the calendar year in which the Section 12(g) Registration Date occurs.

         C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Stock Issuance Program and subsequently repurchased by the Corporation at the original issue price paid per share pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

         D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of


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securities and the exercise price per share in effect under each outstanding option or stock appreciation right in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

VI.      RIGHT OF FIRST REFUSAL, LIMITATION ON TRANSFERS.

         A. If with respect to any Optionee, at any time prior to the first to occur of the Section 12(g) Registration Date or the fifth anniversary of the termination of the Optionee's Service with the Corporation, the Optionee (the "Selling Shareholder") receives a bona fide offer from a third party (the "Proposed Transferee") to purchase all or any part of the shares of Common Stock received pursuant to this Plan (or any other equity securities of the Corporation into which such shares of Common Stock have been converted) for a purchase price that has been reached through arms-length negotiation and the Selling Shareholder wishes to accept such offer (the "Third Party Offer"), the Selling Shareholder shall, as a condition precedent to his or her right to sell such shares of the Common Stock to the Proposed Transferee, comply with the following procedure:


                  1. By written notice (the "Notice"), the Selling Shareholder shall inform the Corporation of the Third Party Offer. The Notice must contain the name of the Proposed Transferee, the number of shares of the Common Stock, or other securities, proposed to be transferred (the "Offered Shares"), the price per share, the proposed closing date (which shall in no event be sooner than fifty days from the date of the Notice), all other terms and conditions of the Third Party Offer and shall further contain an offer to sell some or all of the Offered Shares to the Corporation or its assign pursuant to the terms and provisions of this Section VI and on the same terms and conditions contained in the Third Party Offer.

                  2. The Corporation, at its option, exercisable within twenty days of the receipt of the Notice by a Selling Shareholder, to purchase all or any part of the Offered Shares. In addition, the Corporation shall be entitled to assign its right to purchase the Offered Shares to one or more third parties.

                  3. If the Corporation shall elect to purchase some or all of the Offered Shares, it shall deliver notice of the exercise of its option to the Selling Shareholder not later than the expiration of the twentieth day following receipt of the Notice. In addition, if the Corporation shall assign some or all of its right to purchase the Offered Shares to a third party, it shall deliver notice of such assignment, together with notice of the number of the Offered Shares to be purchased by such third party not later than the twentieth day following receipt of the Notice. Following delivery of the Corporation (or the third party) notice of the exercise of the option granted herein to purchase the Offered Shares, the Corporation shall set a closing date, which shall be not later than twenty days following the delivery of the Corporation's (or the third party's) notice of intent to purchase Offered Shares.

                  4. To the extent that the Corporation and its assigns shall elect to purchase less than all of the Offered Shares, the Selling Shareholder shall thereafter be entitled to sell those of the Offered Shares not being so purchased, upon the terms and conditions set forth in the Notice. Any modification of such terms and conditions shall require additional compliance with the provisions of this Section VI.

         B. The purchase price for any Offered Shares purchased by the Corporation or its assigns shall be identical to the terms contained in the Third Party Offer; provided, however, to the extent that any of the consideration described in the Third Party Offer shall consist of property other than cash, the Board of Directors of the Corporation shall determine, in good faith, the cash value thereof and the Corporation and the purchasing


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third party, if they shall so elect, shall be entitled to pay such fair value in cash, in lieu of delivering the property described in the Third Party Offer. To the extent that any Third Party Offer shall contemplate the delivery of a promissory note, such promissory note shall be given no value unless it shall be secured by a letter of credit from a national banking association or a financial institution having not less than $1 billion in assets.

         C. No transfer of any interest in any Common Stock received pursuant to this Plan shall relieve the Transferor of its obligations under Sections VII.G, H and I of Article Two or Section XIV.D of Article Four hereof, and any transferee shall be bound to perform in the place and stead of its Transferor and may be required by the Corporation to agree to assume such obligations as a condition of transfer.

         D. Notwithstanding any of the provisions hereof or of any agreement representing any option granted under the Plan, until the Section 12(g) Registration Date, no transfer or attempted transfer of any record or beneficial interest in any of the Common Stock (or any security to which the Common Stock shall be converted) shall be effected to any person who is engaged in Competition (as defined in Section VII.I of Article Two of this Plan) without the express written consent of the Corporation, which may be withheld for any reason or no reason. Any transfer in violation of the preceding sentence shall be null and void ab initio.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

VII.     OPTION TERMS.

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of this Plan, including Section VIII below, applicable to such options.

         A.       EXERCISE PRICE.

                  1. The exercise price per share shall be fixed by the Plan Administrator and may be equal to, greater than or less than the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section XVIII of Article Five and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                           (a) in shares of Common Stock held for the requisite
period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or


                           (b) to the extent the option is exercised for vested
shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the


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Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. Options may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon the attainment of specific performance objectives. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

         C. EFFECT OF TERMINATION OF SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

            1. All outstanding and vested options to an Optionee shall immediately terminate at the beginning of the thirty first (31st) day following the voluntary termination of Optionee's Service.

            2. Should the Optionee's Service terminate by reason of death or Permanent Disability, then the Optionee or his or her personal representative or the persons to whom the option is transferred pursuant to will or the laws of inheritance, as the case may be, shall have a period of twelve (12) months following the date of such cessation of Service.

            3. If the Optionee's Service shall end as a result of an Involuntary Termination, the Optionee shall have a period of one (1) month following the date of such cessation of Service during which to exercise each outstanding and vested option held by such Optionee.

            4. Under no circumstances, however, shall any option be exercisable after the specified expiration of the option term.

                           (a) During the applicable post-Service exercise
period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

                           (b) Should the Optionee's Service be terminated for
Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

                           (c) In the event that Optionee's Service shall
terminate following a Corporate Transaction or Change in Control, the provisions of Section VIII of this Article Two shall govern the period for which outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this paragraph.


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            5. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (a) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

         D. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, subject to Section VI.D. of Article One, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

         E. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.


         F. UNVESTED SHARES. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock and enter into any agreement relating to any Non-Statutory Option permitting the exercise thereof with respect to unvested shares. Except to the extent otherwise specifically set forth by the Plan Administrator in writing, should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

         G. FIRST REFUSAL RIGHTS. Until the Section 12(g) Registration Date, the Corporation shall have the right of first refusal with respect to any proposed sale, assignment, transfer or other disposition by the Optionee (or any successor in interest) of any shares of Common Stock, or any interest therein, issued upon the exercise of any Options. The right of first refusal contemplated in this Subsection G shall be exercisable in accordance with the terms established in Section VI of Article One above.

         H. MARKET STAND-OFF. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, including the Corporation's initial public offering, the Optionee may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock


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acquired upon exercise of an option granted under the Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. The Optionee shall be required to execute such agreements as the Corporation or the underwriters request in connection with the Market Stand-Off.


         I. COMPETITION. If, at any time while the Optionee remains in Service or after the Optionee's termination of Service while the option remains outstanding, the Optionee provides services to or for the benefit of a competitor of the Corporation (or any Parent or Subsidiary), whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Optionee while in the Corporation's Service or obtains a direct or indirect financial interest, whether as a lender, stockholder, partner, adviser or consultant in any such competitor, (collectively, engaging in "Competition") then the Optionee's rights under any options outstanding under the Plan shall be forfeited and terminated, subject to a determination to the contrary by the Plan Administrator. In addition, in the event that the Optionee shall engage in Competition with the Corporation at any time prior to the first to occur of the Section 12(g) Registration Date or the fifth anniversary of the termination of Optionee's Service, the Optionee shall, not less than five days following request therefor from the Corporation, assign, transfer and convey to the Corporation, free and clear of all liens, claims or other encumbrances, all shares of the Common Stock (or any securities into which such Common Stock shall have been converted) acquired by the Optionee pursuant to options or grants under the Plan for an aggregate consideration equal to the aggregate consideration paid by the Optionee for such shares. Any consideration paid by the Corporation for shares purchased from the Optionee pursuant to this Section VII.I shall be purchased for cash not later than the tenth day following the delivery of notice by the Corporation to the Optionee. The Optionee hereby appoints the Corporation its lawful attorney-in-fact to execute and deliver such documentation as shall be necessary or convenient in the sole opinion of the Corporation to the accomplishment of the foregoing provisions of this Subsection I, which appointment shall be deemed coupled with an interest and irrevocable, to the extent that the Optionee shall fail to respond to notice from the Corporation by delivering all certificates representing shares acquired from the Corporation pursuant to this Plan.

         J. INCENTIVE OPTIONS. The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section VII.J, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section VII.J.

            1. Incentive Options may only be granted to Employees.

            2. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            3. (a) The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

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                     (b) To the extent the Employee holds two (2) or more such
options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  4. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date and the exercise price per share of the option shall be equal to at least one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

VIII.    CORPORATE TRANSACTION/CHANGE IN CONTROL


         A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

         C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         D. If an outstanding option is assumed by the successor corporation (or parent thereof) in connection with a Corporate Transaction, and the Corporation's repurchase rights with respect to the unvested option shares are assigned to such successor corporation (or parent thereof), and at the time of or within twelve (12) months following such Corporate Transaction either (i) the Optionee is offered a Lesser Position in replacement of the position held by him or her immediately prior to the Corporate Transaction or (ii) the Optionee's Service terminates by reason of an Involuntary Termination, then, effective as of the date on which such Lesser Position is offered to the Optionee or the effective date of such Involuntary Termination, respectively, the option shall automatically accelerate in part so that, in addition to the number of vested shares of Common Stock for which the option is exercisable at such time, the option shall become exercisable with respect to the next annual installment of option shares for which the option is scheduled to become exercisable in accordance with the exercise schedule established for the option (and the Corporation's repurchase rights shall automatically lapse with respect to such option shares). Following such acceleration, to the extent the Optionee continues in Service,


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the exercise schedule for the option shall be adjusted so that the option shall become exercisable, with respect to each subsequent annual installment of option shares under the original exercise schedule, on each subsequent anniversary of the effective date of such option acceleration. In the event that both the offer of a Lesser Position and a subsequent Involuntary Termination of an Optionee's Service occur within twelve (12) months following a Corporate Transaction, then acceleration of the option shares shall occur only in connection with the offer of such Lesser Position and no additional acceleration shall occur in connection with such subsequent Involuntary Termination. Following an Involuntary Termination that occurs within twelve (12) months following a Corporate Transaction, the option shall remain exercisable for any or all of the vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

         E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan.

         F. Notwithstanding Sections VIII.A., VIII.B. and VIII.D of this Article Two, the Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction. The Plan Administrator shall also have the discretion to grant options which do not accelerate whether or not such options are assumed (and to provide for repurchase rights that do not terminate whether or not such rights are assigned) in connection with a Corporate Transaction.

         G. The Plan Administrator shall also have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration, of any options which are assumed or replaced in a Corporate Transaction and do not otherwise accelerate at that time (and the termination of any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction) in the event that within twelve (12) months following the effective date of such Corporate Transaction either (i) the Optionee should be offered a Lesser Position in replacement of the position held by him or her immediately prior to the Corporate Transaction or (ii) the Optionee's Service should subsequently terminate by reason of an Involuntary Termination. Following an Involuntary Termination that occurs within twelve (12) months following a Corporate Transaction, any options accelerated under this Section VIII.G shall remain exercisable for the vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination.


         H. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the occurrence of either of the following events within a specified period (not to exceed twelve (12) months) following the effective date of such Change in
Control: (a) the offer to the Optionee of a Lesser Position in replacement of the position held by him or her immediately prior to the Change in Control or
(b) the Involuntary Termination of the Optionee's Service. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term; provided, however, that following an Involuntary Termination that occurs within twelve (12) months following a Change in Control, any options accelerated under this Section VIII.H shall remain exercisable for the vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

         I. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         J. The grant of options under the Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IX.      CANCELLATION AND REGRANT OF OPTIONS.

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                  ARTICLE THREE

                        STOCK APPRECIATION RIGHT PROGRAM

X.       STOCK APPRECIATION RIGHT TERMS.

The Plan Administrator shall be entitled, from time to time, to issue stock appreciation rights in tandem with options granted under the Discretionary Option Grant Program or as independent rights. In addition, the Plan Administrator may cause stock appreciation rights to be limited in the fashion contemplated in Section XI below. Stock appreciation rights shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.


         A. The following terms shall govern the grant and exercise of stock appreciation rights granted in tandem with options:

            1. One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying Option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                  2. No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  3. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

         B. The following terms shall govern the grant and exercise of limited stock appreciation rights:

            1. One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

            2. Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30) day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (a) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

            3. The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section X.B. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

            4. The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

XI.      INDEPENDENT STOCK APPRECIATION RIGHTS.

Each stock appreciation right which is not granted in tandem with an option existing under this Plan shall comply with the terms specified below.

         A. EXERCISE PRICE.

            1. The exercise price per share to which an Independent Appreciation Right shall be fixed by the Plan Administrator and may be equal to, greater than or less than the Fair Market Value per share of the Common Stock on the grant date to which such stock appreciation rights relate.

            2. The exercise price shall become immediately due upon exercise of the stock appreciation right and shall be payable in cash or check made payable to the Corporation. Notwithstanding the foregoing, at the option of the Corporation, the Corporation may settle stock appreciation rights, upon the exercise thereof, in cash by delivering to the holder an amount equal to the excess of the value of the underlying Common Stock to which such stock appreciation rights relate over the exercise price, less all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise.

         B. EXERCISE AND TERM OF STOCK APPRECIATION RIGHTS. Each stock appreciation right shall be exercisable at such time or times, and during such period with respect to such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing such grant. However, no such grant shall have a term in excess of ten (10) years measured from the date of grant.

         C. VESTING PROVISIONS. Independent Appreciation Rights issued under the Stock Appreciation Right Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of service or upon the attainment of specified performance objectives. Notwithstanding the foregoing, no stock appreciation right shall have a term in excess of ten (10) years measured from the date of grant.

         D. EFFECT OF TERMINATION OF SERVICE.

            1. The following provisions shall govern the exercise of any Independent Appreciation Right held by an Optionee at the time of cessation of Service or death:

               (a) Should the Optionee cease to remain in Service for any reason other than Permanent Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding Independent Appreciation Right held by such Optionee.

               (b) Should the Optionee's Service terminate by reason of Permanent Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding Independent Appreciation Right held by such Optionee.

               (c) If the Optionee dies while holding an outstanding Independent Appreciation Right, then the personal representative of his or her estate or the person or persons to whom the stock appreciation right is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such Independent Appreciation Right.

               (d) Under no circumstances, however, shall any such Independent Appreciation Right be exercisable after the specified expiration of the Independent Appreciation Right term.

               (e) During the applicable post-Service exercise period, the Independent Appreciation Right may not be exercised in the aggregate for more than, with respect to more shares of underlying Common Stock, than the vested number of such shares on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the Independent Appreciation Right term, the Independent Appreciation Right shall terminate and cease to be outstanding for any vested shares for which the Independent Appreciation Right has not been exercised. However, the Independent Appreciation Right shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all underlying shares of Common Stock for which the Independent Appreciation Right is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

                  2. Should the Optionee's Service be terminated for Misconduct, then all outstanding Independent Appreciation Rights held by the Optionee shall terminate immediately and cease to remain outstanding.

                  3. In the event that Optionee's Service shall terminate following Corporate Transaction or Change in Control, the provisions of Section XII of this Article III shall govern the period for which outstanding Independent Appreciation Rights are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this paragraph.


                  4. The Plan Administrator shall have the discretion, exercisable either at the time a stock appreciation right is granted or at any time while the Independent Appreciation Right remains outstanding, to:

                     (a) extend the period of time for which the Independent Appreciation Right is to remain exercisable following the Optionee's cessation of Service or death from the limited period otherwise in effect for that Independent Appreciation Right to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the stock appreciation right term, and/or

                     (b) permit the Independent Appreciation Right to be exercised, during the applicable post-Service exercise period, not only with respect to the number of underlying shares of Common Stock for which such stock appreciation right is vested and exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the Independent Appreciation Right had the Optionee continued in Service.

         E. LIMITED TRANSFERABILITY OF INDEPENDENT APPRECIATION RIGHTS. During the lifetime of the Optionee, Independent Appreciation Rights shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, Independent Appreciation Rights may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Independent Appreciation Rights pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Independent Appreciation Rights immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

XII.     CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. In the event of any Corporate Transaction, each outstanding stock appreciation right shall automatically accelerate so that each such stock appreciation right shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such stock appreciation right and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding stock appreciation right shall NOT so accelerate if and to the extent: (i) such stock appreciation right is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable stock appreciation right to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such stock appreciation right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested stock appreciation right shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such stock appreciation right or (iii) the acceleration of such stock appreciation right is subject to other limitations imposed by the Plan Administrator at the time of the stock appreciation right grant. The determination of stock appreciation right comparability under clause
(i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         B. Immediately following the consummation of the Corporate Transaction, all outstanding stock appreciation rights shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         C. If an outstanding stock appreciation right is assumed by the successor corporation (or parent thereof) in connection with a Corporate Transaction, and at the time of or within twelve (12) months following such Corporate Transaction either (i) the Optionee is offered a Lesser Position in replacement of the position held by him or her immediately prior to the Corporate Transaction or (ii) the Optionee's Service terminates by reason of an Involuntary Termination, then, effective as of the date on which such Lesser Position is offered to the Optionee or the effective date of such Involuntary Termination, respectively, the stock appreciation right shall automatically accelerate in part so that, in addition to the number of vested shares of Common Stock for which the stock appreciation right is exercisable at such time, the stock appreciation right shall become exercisable with respect to the next annual installment of stock appreciation right shares for which the stock appreciation right is scheduled to become exercisable in accordance with the exercise schedule established for the stock appreciation right. Following such acceleration, to the extent the Optionee continues in Service, the exercise schedule for the stock appreciation right shall be adjusted so that the stock appreciation right shall become exercisable, with respect to each subsequent annual installment of stock appreciation right shares under the original exercise schedule, on each subsequent anniversary of the effective date of such stock appreciation right acceleration. In the event that both the offer of a Lesser Position and a subsequent Involuntary Termination of an Optionee's Service occur within twelve (12) months following a Corporate Transaction, then acceleration of the stock appreciation right shares shall occur only in connection with the offer of such Lesser Position and no additional acceleration shall occur in connection with such subsequent Involuntary Termination. Following an Involuntary Termination that occurs within twelve (12) months following a Corporate Transaction, the stock appreciation right shall remain exercisable for any or all of the vested portion thereof until the earlier of
(i) the expiration of the stock appreciation right term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination.

         D. Each stock appreciation right which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply (when determining the value of the securities to which it relates) to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the stock appreciation right been an Option and been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding stock appreciation right, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan.

         E. Notwithstanding Sections XI.A., XI.B. and XI.D of this Article Three, the Plan Administrator shall have the discretion, exercisable either at the time the stock appreciation right is granted or at any time while the stock appreciation right remains outstanding, to provide for the automatic acceleration of all or any portion of such outstanding stock appreciation rights upon the occurrence of a Corporate Transaction, whether or not those stock appreciation rights are to be assumed or replaced in the Corporate Transaction. The Plan Administrator shall also have the discretion to grant stock appreciation rights which do not accelerate whether or not such stock appreciation rights are assumed in connection with a Corporate Transaction.

         F. The Plan Administrator shall also have the discretion, exercisable at the time any stock appreciation right is granted or at any time while that stock appreciation right remains outstanding, to provide for the automatic acceleration, of all or any part of any stock appreciation rights which are assumed or replaced in a Corporate Transaction and do not otherwise accelerate at that time in the event that within twelve (12) months following the effective date of such Corporate Transaction either (i) the Optionee should be offered a Lesser Position in replacement of the position held by him or her immediately prior to the Corporate Transaction or (ii) the Optionee's Service should subsequently terminate by reason of an Involuntary Termination. Following an Involuntary Termination that occurs within twelve (12) months following a Corporate Transaction, any stock appreciation rights which are accelerated under this Section XII.F shall remain exercisable for the vested portion thereof until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

         G. The Plan Administrator shall have the discretion, exercisable either at the time the stock appreciation right is granted or at any time while the stock appreciation right remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding stock appreciation rights upon the occurrence of a Change in Control or (ii) condition any such stock appreciation right acceleration upon the occurrence of either of the following events within a specified period (not to exceed twelve (12) months) following the effective date of such Change in Control: (a) the offer to the Optionee of a Lesser Position in replacement of the position held by him or her immediately prior to the Change in Control or (b) the Involuntary Termination of the Optionee's Service. Any stock appreciation rights which are accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the stock appreciation right term; provided, however, that following an Involuntary Termination that occurs within twelve (12) months following a Change in Control, any stock appreciation rights accelerated under this Section XII.G shall remain exercisable for the vested stock appreciation right shares until the earlier of (i) the expiration of the stock appreciation right term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination.


         H. The grant of stock appreciation rights under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

XIII.    CANCELLATION OF STOCK APPRECIATION RIGHTS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected holders, the cancellation of any or all outstanding stock appreciation rights under the Plan.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

XIV.     STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

         A.       PURCHASE PRICE.

                  1. The purchase price per share shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the issue date.

                  2. Subject to the provisions of Section XVIII of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                           (a) cash or check made payable to the Corporation, or

                           (b) past services rendered to the Corporation (or any
Parent or Subsidiary).

         B.       VESTING PROVISIONS.

                  1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                  5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

         C. FIRST REFUSAL RIGHTS. Until the Section 12(g) Registration Date, the Corporation shall have the right of first refusal with respect to any proposed sale, assignment, transfer or other disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. The right of first refusal contemplated in this Subsection C shall be exercisable in accordance with the terms established in Section VI of Article One above.

         D. COMPETITION. If, at any time while the Participant remains in Service or after Participant's termination of Service while the option remains outstanding, the Participant provides services to or for the benefit of a competitor of the Corporation (or any Parent or Subsidiary), whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve skills and experience used or developed by the Participant while in the Corporation's service or obtains a direct or indirect financial interest, whether as a lender, stockholder, partner, advisor or consultant in any competitor (collectively, engaging in "Competition") then the Participant shall, upon five days written notice from the Corporation, assign, transfer and convey to the Corporation, free and clear of all liens, claims or encumbrances, all shares of Common Stock (and any securities into which such shares have been converted) issued to Participant under the Stock Issuance Program and all of Participant's rights therein shall be forfeited and terminated, subject to a determination to the contrary by the Plan Administrator. The Participant hereby appoints the Corporation as its lawful attorney-in-fact to execute and deliver such certificates and other instruments and to take such actions as shall be necessary or convenient to the accomplishment of the foregoing, such appointment to be coupled with an interest and irrevocable, to the extent that the Participant shall not respond to a notice from the Corporation under this
Section XIV.D.

XV.      CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

         B. Notwithstanding Section XV.A of this Article Three, the Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event of a Corporate Transaction, whether or not those repurchase rights are to be assigned to the successor corporation (or its parent) in connection with such Corporate Transaction. The Plan Administrator shall also have the discretion to provide for repurchase rights with terms different from those in effect under this Section XV in connection with a Corporate Transaction.

         C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase rights remain outstanding, to provide that any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event that either of the following events should occur either at the time of or within a specified period (not to exceed twelve (12) months) following the effective date of the Corporate Transaction: (a) the Participant is offered a Lesser Position in replacement of the position held by him or her immediately prior to the Corporate Transaction or (b) the Participant's Service terminates by reason of an Involuntary Termination.


         D. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the occurrence of either of the following events at the time of or within a specified period (not to exceed twelve (12) months) following the effective date of such Change in Control: (a) the Participant is offered a Lesser Position in replacement of the position held by him or her immediately prior to the Change in Control or (b) the Involuntary Termination of the Participant's Service.

XVI.     SHARE ESCROW/LEGENDS.

Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

XVII.    MARKET STAND-OFF.

In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, including the Corporation's initial public offering, the Participant may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock acquired under the Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. The Participant shall be required to execute such agreements as the Corporation or the underwriters request in connection with the Market Stand-Off.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

XVIII.  FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased


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

shares (less the par value, if any, of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

XIX.     TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                  1. STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  2. STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

XX.      EFFECTIVE DATE AND TERM OF PLAN

         A. This Plan shall become effective as of August 16, 1999 and amends and restates in its entirety the 1998 Equity Incentive Plan adopted by the Board of Directors of telecom technologies, inc., a Texas corporation, on April 10, 1998. In the event that none of the circumstances set forth in clauses B(ii) or
(iii) below have previously occurred, the Board of Directors of the Corporation may not later than April 10, 2008, amend this Plan, effective as of such date, to extend its term for an additional period not exceeding ten years from the effective date of such extension.

         B.   The Plan shall terminate upon the earliest of (i) April 10, 2008,
              (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

         C.   XXI. AMENDMENT OF THE PLAN


         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the

Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

         B. Options may be granted under the Discretionary Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

XXII.    USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

XXIII.  WITHHOLDING

The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

XXIV.  REGULATORY APPROVALS

       A. The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

       B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.


XXV.   NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


The following definitions shall be in effect under the Plan:

         A. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         B. 1933 ACT shall mean the Securities Act of 1933, as amended.

         C. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         D. BOARD shall mean the Corporation's Board of Directors.

         E. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

            1 the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

            2 a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         F. CODE shall mean the Internal Revenue Code of 1986, as amended.

         G. COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

         H. COMMON STOCK shall mean the Corporation's Class B Common Stock.

         I. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:


            1. a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

            2. the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         J. CORPORATION shall mean telecom technologies, inc., a Texas corporation.

         K. DISCRETIONARY OPTION GRANT PROGRAM shall mean the program described in Section II.A.1 of Article One.

         L. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         M. EQUITY PLANS shall mean the Discretionary Option Grant Program, the Stock Issuance Program and the Stock Appreciation Right Program.

         N. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         O. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

            1. If the Common Stock is at the time traded on the Nasdaq
National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            2. If the Common Stock is at the time listed on any Stock
Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            3. For purposes of any option grants made on the Underwriting
Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

            4. For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

         P. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         Q. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         R. INDEPENDENT APPRECIATION RIGHT shall mean a stock appreciation right issued pursuant to Section XI of Article Three.

         S. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

            1. such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

            2. such individual's voluntary resignation following the offer to such individual of a Lesser Position in replacement of the position held by him or her immediately prior to the Corporate Transaction or Change in Control.

         T. LESSER POSITION for an Optionee or Participant shall mean a new position or a change in the Optionee or Participant's position which, compared with such individual's position with the Corporation immediately prior to the Corporate Transaction or Change in Control, (i) offers a lower level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs), or (ii) materially reduces such individual's duties or level of responsibility.

         U. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).


         V. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         W. OPTION shall mean a Non-Statutory Option or an Incentive Option.

         X. OPTIONEE shall mean any person to whom an option or stock appreciation right is granted under the Plan.

         Y. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         Z. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         AA. PERMANENT DISABILITY or PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

         BB. PLAN shall mean the Corporation's Amended and Restated 1998 Equity Incentive Plan, as set forth in this document.

         CC. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         DD. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         EE. SECONDARY COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to administer the Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         FF. SECTION 12(G) REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.

         GG. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         HH. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

         II. STOCK APPRECIATION RIGHT PROGRAM shall mean the program described in Section X of Article Three.

         JJ. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         KK. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         LL. STOCK ISSUANCE PROGRAM shall mean the program described in Section XIV of Article Four.

         MM. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         NN. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         OO. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         PP. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

         QQ. UNDERWRITING DATE shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.